Exhibit 10.2(a)

PROTOCOLE D’INVESTISSEMENT

ENTRE LES SOUSSIGNES :

- Monsieur Jean-Jacques SCHMOLL, demeurant 141, rue de Longchamp – 75116 PARIS, marié sous le régime de la communauté universelle ;

- Monsieur Stéphane SCHMOLL, demeurant 16, rue Descartes – 92190 MEUDON, marié sous le régime de la communauté de biens réduite aux acquêts ;

ci-après désignés ensemble par les « Dirigeants »

agissant solidairement,

-	Monsieur Luc CHAMBON, demeurant 107, rue de l’Université – 75007 Paris, marié sous le régime de communauté réduite aux acquêts, dûment représenté aux fins des présentes par Monsieur Stéphane Schmoll en vertu d’un pouvoir ;

MM. Stéphane Schmoll et Luc Chambon étant ci-après désignés ensemble par le « Directoire »

DE PREMIÈRE PART,

et

- La Société COLEBROOK au capital de 1.000 £ dont le siège social est sis 30 Herbert Street – DUBLIN 2 – EIRE, immatriculée au RCS de Dublin sous le numéro 265396, représentée par Jean-Jacques Schmoll ;

- Madame Florence Kossoff, demeurant 10 bis, rue Vieille Forge, 92170 Vanves, célibataire, représentée par Stéphane Schmoll ;

- La société StockVal, holding de participation au capital de 30.000 Dollars US dont le siège social est à Curaçao, Antilles Néerlandaises, Schout Bij Nacht Doormanweg 43, immatriculée au RCS de Curaçao sous le numéro 47327, représentée par Xavier Gérard ;

- Monsieur Xavier Gérard, demeurant 21 boulevard Beauséjour, 75116 Paris, marié sous le régime de participation aux acquêts ;

- Monsieur Eric Gérard, demeurant 153 rue de l’Université, 75007 Paris, marié sous le régime de participation aux acquêts, représenté par Xavier Gérard ;

- Monsieur Laurent Gérard, demeurant 5, rue de Sax, 75116 Paris, marié sous le régime de participation aux acquêts, représenté par Xavier Gérard ;

- Monsieur Laurent Marnier, demeurant 11 bis avenue Emile Deschanel, 75007 Paris marié sous le régime de séparation de biens, représenté par Xavier Gérard ;

- Monsieur Jacques Gérard, demeurant 14 rue des Barres, 75004 Paris, marié sous le régime de communauté universelle, représenté par Xavier Gérard ;

- Madame Anne-Marie Bouriez épouse Gérard, demeurant 14 rue des Barres, 75004 Paris, mariée sous le régime de communauté universelle, représentée par Xavier Gérard ;

- Madame Chantal Gérard épouse Lahalle, demeurant 15, rue Nicolas Coustou – Domaine du Parc, 78590 Noisy le Roi, mariée sous le régime de séparation de biens, représentée par Xavier Gérard ;

- Monsieur Edouard Courtial, demeurant 85, impasse de Ramecourt – 60600 Agnetz, marié sous le régime de participation aux acquêts, représenté par Xavier Gérard ;

- Madame Anne Schmitt épouse Bateson, demeurant 90 rue de Grenelle, 75007 Paris, mariée sous le régime de séparation de biens ;

- La société Lixcam Inc. dont le siège social est situé c/o Anglo Irish Bank (Suisse) SA, 7 rue des Alpes CP 1380– CH 1211 Genève – Suisse, représentée par Jean-Charles Charpentier ;

- Monsieur Hervé Ripault, demeurant 4, boulevard des Sablons, 92200 Neuilly-sur-Seine, marié sous le régime de séparation de biens ;

- Monsieur Philippe de Fontenay, demeurant 17-19, avenue Perronet, 92200 Neuilly-sur-Seine, marié sous le régime de séparation de biens, représenté par Hervé Ripault ;

- Monsieur Arthur de la Grandière, demeurant 15, rue Raynouard, 75016 Paris, marié sous le régime de séparation de biens, représenté par Hervé Ripault ;

- Monsieur Pierre de Croisset, demeurant 15, rue Weber, 75116 Paris, célibataire, représenté par Hervé Ripault ;

- Monsieur Philippe Embiricos, demeurant Commonwealth House, 1-19 New Oxford Street, Londres WC1 A1NU, Grande-Bretagne, marié sous le régime de la séparation de biens, représenté par Jean-Charles Charpentier ;

- La société Scorpion Nominees Ltd, dont le siège social est situé c/o Oracle Management, 85 Reid Street, PO Box HM 1008 Hamilton HMDX, Bermuda, représentée par Jean-Charles Charpentier ;

- Monsieur Hugues Lamotte, demeurant 16 Victoria Road, London W85RD, Grande Bretagne, marié sous le régime de la communauté réduite aux acquêts, représenté par Jean-Charles Charpentier ;

- Mercure Epargne Longue SA, Société d’investissement à capital variable, dont le siège social est 4-6 Rond Point des Champs-Élysées, 75008 Paris, immatriculée au registre du commerce et des sociétés de Paris sous le numéro 438 848 848, représentée par Nicolas Trébouta ;

ci-après désignés, ensemble avec les Dirigeants, par le « Groupe Fondateurs » ou les « Fondateurs » et rassemblant tous les actionnaires de catégorie A porteurs d’ORA ou bien d’OC agissant conjointement mais non solidairement,

DE DEUXIÈME PART,

et

- La Société LOJACK Corporation. société de droit de l’Etat du Massachusetts, immatriculée sous le numéro (FED ID) 04-2664794, représentée par Monsieur Paul Barrett.

ci-après désignée comme « LOJACK »

DE TROISIÈME PART,

et

- La Société EADS TELECOM, société par actions simplifiée, au capital de XXXX euros, ayant son siège social rue Jean-Pierre Timbaud 78180 Montigny-le-Bretonneux, immatriculée au R.C.S. de Versailles sous le numéro 414 848 986, représentée par Monsieur Jean-François Boulin, ci-après désignée comme « EDSN »

DE QUATRIÈME PART,

et

- La Société TRACKER Network UK Limited, Otter House, Cowley Business Park, High Street, Cowley, Uxbridge, Middlesex, UB8 2AD, Grande Bretagne, dument représentée par Monsieur Stéphane Schmoll.

Les Signataires de troisième, quatrième et cinquième parts étant ci-après désignés par le « Groupe Investisseurs Industriels » ou les « Investisseurs Industriels », sans qu’il puisse exister une quelconque solidarité entre eux,

DE CINQUIÈME PART,

et

- La société SIGEFI VENTURES GESTION, société anonyme au capital de 422 670 €, dont le siège social est à Lyon (69006) – 139, rue Vendôme et dont le numéro unique d’identification est 420 732 661 RCS Lyon, agissant au nom, pour le compte et en sa qualité de société de gestion du FCPR SIPAREX VENTURES 1 et des FCPI ING (F) ACTIONS INNOVATION 1, ING (F) ACTIONS INNOVATION 2 UNI-INNOVATION 1 et agissant également au nom, pour le compte et en sa qualité de délégataire de la gestion des actifs non cotés du FCPI CA-AM INNOVATION, représentée par Monsieur Michel FAURE, dûment habilité à cet effet,

- La société SIPAREX CROISSANCE, société en commandite par actions au capital de 66 462 675 €, dont le siège est à Lyon (69006), 139 rue Vendôme, dont le numéro unique d’identification est 312 056 641 RCS Lyon, représentée par son gérant SIGEFI, société par actions simplifiée au capital de 1 891 336 €, dont le siège est à Lyon (69006), 139 rue Vendôme, et dont le numéro unique d’identification est 331 595 587 RCS Lyon, elle-même représentée par Monsieur Michel FAURE, dûment habilité à l’effet des présentes,

- La société SIPAREX DEVELOPPEMENT, société en commandite par actions au capital de 35 081 220 € dont le siège est à Paris (75008), 166 rue du Faubourg Saint Honoré, dont le numéro unique d’identification est 378 213 375 RCS Paris, représentée par son gérant SIGEFI, société par actions simplifiée au capital de 1 891 336 €, dont le siège social est à Lyon (69006), 139 rue Vendôme, dont le numéro unique d’identification est 331 595 587 RCS Lyon, elle-même représentée par Monsieur Michel FAURE, dûment habilité à l’effet des présentes,

DE SIXIEME PART,

Les Signataires de sixième part étant ci-après désignés ensemble par le « Groupe Siparex » sans qu’il puisse exister entre eux une quelconque solidarité,

ET

- La société CREDIT LYONNAIS PRIVATE EQUITY, société anonyme à directoire et conseil de surveillance au capital de 8.000.000 euros, dont le siège est à PARIS (75116) 43/47, avenue de la grande armée immatriculée au RCS de Paris sous le n° B 428 711 196 représentée par Monsieur Roland DERRIEN, agissant au nom, pour le compte et en sa qualité de société de gestion du FCPR CL Capital Développement 1 et du FCPI Crédit Lyonnais Innovation 1,

DE SEPTIÈME PART,

et

- BNP PARIBAS DEVELOPPEMENT, Société par actions simplifiée au capital de 68.000.000 € dont le siège social est à PARIS (75009), 20 rue Chauchat, immatriculée au RCS de Paris sous le n° B 348 540 592 représentée par M. Denis BOUGNOUX, dûment habilité aux fins des présentes,

DE HUITIÈME PART,

ET

- VIVERIS MANAGEMENT, société par actions simplifiée au capital de 168 700 €, dont le siège social est à Marseille, 6 allée Turcat Méry, 13008 Marseille, immatriculée au R.C.S. de Marseille sous le numéro 432 544 773, représentée par M. Marc VILLECROZE-ABDELOUHAB, dûment habilité à cet effet, agissant au nom, pour le compte et en sa qualité de société de gestion d’INNOVERIS Compartiment I et INNOVERIS III, Fonds Communs de Placement pour l’Innovation,

DE NEUVIEME PART,

Les Signataires de sixième à neuvième part étant ci-après désignés par le « Groupe Investisseurs Financiers » ou les « Investisseurs Financiers » sans qu’il puisse exister entre eux une quelconque solidarité,

Les Signataires de troisième à neuvième part étant globalement ci-après désignés ensemble par le « Groupe Investisseurs » ou les « Investisseurs » et rassemblant ensemble toutes les actions de catégorie B et C sans qu’il puisse exister entre eux une quelconque solidarité,

Les Signataires de première à neuvième part étant ci-après désignés ensemble par les « Signataires ».

INTERVIENT EGALEMENT AUX PRESENTES

- TRAQUEUR, société anonyme au capital de 422.955 € dont le siège est situé à ISSY LES MOULINEAUX (92130), 17, Place de la Résistance, immatriculée au Registre du Commerce et des Sociétés de Nanterre sous le numéro 412 027 492, représentée par Monsieur Stéphane Schmoll, Président du directoire, ci-après « TRAQUEUR » ou la « Société ».

PREAMBULE

A. Au mois d’octobre 2001, la Société a décidé d’une augmentation de ses fonds propres réservée au Groupe Investisseurs.

Par une assemblée générale extraordinaire du 15 octobre 2001, une augmentation du capital de la Société a ainsi été réservée au Groupe Investisseurs pour un montant total de 4.571.385 € sur la base d’une valorisation pré-monnaie de la Société de 9.899.890 €, après conversion des prêts d’avril 2001 dans les conditions exposées ci-dessous.

Cette augmentation des fonds propres de 4.571.385 € a été réalisée de la façon suivante :

- Une émission de 6.698 actions de 15 euros valeur nominale, assortie d’une prime d’émission de 440 euros par action ;

- Une émission d’obligations remboursables en actions (ci-après « ORA ») réparties à concurrence de 3.552 ORA de catégorie 01 et 02 pour un montant de 1.616.160 euros.

Il a également été décidé dans le cadre de cette assemblée générale du 15 octobre 2001 d’autoriser le Directoire à l’effet d’émettre des BSPCE et des BSA.

A l’issue de ces opérations, les titres émis par la Société étaient répartis de la façon suivante :

Actionnaire	Actions	Catégorie	ORA 1	ORA 2	BSA /BSPCE
Dirigeants	7.612	A	0	0	1.602
Autres	9.759	A	0	108	1.685
Total Fondateurs	17.371	—	0	108	3.287

FCPI CLI	1.137	C	0	57	0
BNP P-D	848	C	0	38	0
Tracker	0	B	0	0	44
LoJack	2.232	B	1.116	0	0
EADS	2.823	B	335	0	200
FCPR CL CD1	670	C	335	0	0
FCPR Siparex V1	1.139	C	570	0	0
Siparex Croissance	44	C	22	0	0
Siparex Dév.	22	C	11	0	0
FCPI ING (F) AI 1	156	C	78	0	0
FCPI ING (F) AI 2	312	C	156	0	0
FCPI I I 1	446	C	223	0	0
FCPI U I 1	112	C	56	0	0
Innoveris	894	C	447	0	0
Sigefi Ventures Ges	1	C	0	0	0
CL Private Equity	1	C	0	0	0
Total Souscripteurs	10.837		3.349	95

TOTAL	28.208	—	3.349	203	3.531

B. Au début de l’année 2003 la Société a été confrontée à un problème de trésorerie dû à un retard de commencement de l’exploitation commerciale par rapport aux prévisions du Business Plan mis à jour en octobre 2001.

L’Assemblée Générale extraordinaire en date du 21 février 2003 a donc autorisé le Directoire à émettre un emprunt obligataire d’un montant nominal de deux millions d’euros, divisé en 133.333 obligations d’un montant nominal de 15 € (ci-après les « OC »), convertibles au gré des porteurs.

Cette autorisation a été utilisée par le Directoire en date du 27 février 2003.

La souscription des OC a été réalisée comme suit :

Souscripteurs	OC
LoJack	22.928
Fonds gérés par Sigefi et SVG	22.928
FCPI CLI	0
CLCD 1	18 236
BNP Développement	4 919
Innoveris	9 189

Sous-total Souscripteurs	78 200

M. Xavier Gérard	13.400
M. Hervé Ripault	1.334
Mercure Epargne Longue SA	11.657
Mme Anne Bateson	1.465
Autres	27.277

Sous Total Souscripteurs du Groupe A	55.133

Total	133.333

C. Toutefois, le montant des besoins de trésorerie de la Société étant supérieur au montant de l’emprunt obligataire, il était prévu lors de la réalisation de cette opération que la Société réalise une augmentation de capital auprès d’un investisseur tiers au moins avant la fin du mois de juillet 2003 au plus tard.

La Société étant à ce jour encore à la recherche d’un tiers investisseur et ayant des besoins importants de trésorerie à court terme menaçant son avenir, les Investisseurs ainsi que les Signataires sont convenus que l’intérêt de la Société réclamait qu’un nouvel investissement (ci-après l’« Investissement ») soit structuré pour assurer le financement de la Société et sa pérennité.

Afin de restructurer le bilan de la Société et d’assainir sa situation financière, les Signataires sont toutefois convenus que, préalablement à la réalisation de l’Investissement, les termes et conditions des ORA et des OC devaient être modifiés de façon à convertir de manière anticipée les OC et, s’agissant des ORA, les rembourser en actions de manière anticipée pour simplifier la répartition actuelle du capital et faciliter la nécessaire entrée au capital de la Société d’un ou plusieurs tiers investisseur lors d’une levée de fonds qui devrait intervenir à l’automne 2003.

D. A l’issue du remboursement des ORA et de la conversion des OC, la répartition des titres émis par la Société sera la suivante :

ACTIONNAIRES	ACTIONS	CATÉGORIE	BSA / BSPCE
Dirigeants	4.560	A	1.602
Autres	25.298	A	1.685
Total Fondateurs	29.858	—
BNP P-D	1.785	C
Tracker	0	B	44
LoJack	12.961	B
EADS	4.230	B	200
Groupe CL	8.002	C
Groupe Siparex	7.914	C
FCPI ING (F) AI 1	1.000	C
FCPI ING (F) AI 2	1.531	C
FCPI I I 1	2.927	C
FCPI U I 1	734	C
Innoveris I et Innoveris III	7.400	C
Total Investisseurs	48.484

TOTAL	78.342	—	3.531

L’Investissement sera réalisé sous la forme d’une augmentation du capital d’un montant total, prime d’émission comprise, d’un million cinq cent mille euros (1.500.000 €) par émission avec suppression du droit préférentiel de souscription de quinze mille (15.000) actions nouvelles au prix de cent euros (100) par action.

Les Signataires sont donc convenus de formaliser leur accord concernant l’Investissement dans le présent protocole (ci-après le « Protocole »).

EN CONSEQUENCE, les parties sont convenues de CE QUI SUIT :

ARTICLE 1 – OBJET DU PROTOCOLE

L’objet du Protocole est de définir les termes et conditions de l’Investissement décidé par les Signataires et de déterminer les termes et conditions de remboursement en actions des ORA et de conversion en actions des OC.

L’Augmentation de Capital et les termes et conditions de remboursement en actions des ORA et de conversion en actions des OC seront décidés par respectivement (i) l’assemblée générale extraordinaire des actionnaires de la Société convoquée pour le 28 juillet 2003 (ci-après l’« AGE ») à l’ordre du jour de laquelle figurent les résolutions jointes en Annexe A, et (ii) les assemblées spéciales des porteurs d’OC et d’ORA, convoquées pour le 28 juillet 2003 également, à l’ordre du jour desquelles figurent les résolutions jointes en Annexes B et C.

ARTICLE 2 – DECLARATIONS ET GARANTIES

Chaque personne morale ou entité régulièrement constituée, signataire des présentes déclare et garantit aux autres Signataires :

- qu’elle est une société ou une entité constituée en conformité avec les lois qui lui sont applicables, et en situation régulière au regard de cette loi ;

- qu’elle ou son représentant permanent a tous pouvoirs et qualité pour signer et exécuter le Protocole ;

- que la signature et l’exécution des obligations nées du Protocole ont été valablement autorisées par ses organes compétents et n’entraînent ni n’entraîneront de violation, résiliation ou de modification de l’une des quelconques des modalités de tous contrats ou actes auxquels elle est partie et que le Protocole n’est en contradiction avec aucun de ces actes ou contrats.

ARTICLE 3 – declaration relative aux COMPtes de la societe

3.1 Les Dirigeants déclarent que la situation comptable intermédiaire de la Société s au 31 mars 2003 (i) a été établie conformément aux principes comptables généralement admis en France, (ii) a été arrêtée par le Directoire sans réserve et (iii) ont fait l’objet d’une revue limitée par le commissaire aux comptes de la Société

3.2 En outre, la Société déclare et garantit :

- que tous les biens et droits portés à l’actif de bilan de la Société existaient effectivement à la date du 31 mars 2003 ;

- que la Société est bien propriétaire, sans restriction ni réserve, de tous les éléments d’actif, corporels ou incorporels, figurant à son bilan ou à ses inventaires, que ces actifs sont francs et libres de toutes hypothèques, gages, nantissements ou autres droits réels et qu’ils ne sont grevés d’aucun empêchement, servitude ou restriction susceptible de limiter leur droit de propriété ou de jouissance, à l’exception des éléments d’actifs correspondant à la licence LoJack ; à 17 Sicav Etoile court terme institutions nanties pour un montant de 132.541 euros en caution des loyers des locaux situés 17, place de la resistance à Issy les Moulinaux ; à 25 baies de station de base n° série 001 à 0025 (95.854,62 euros) et 140 TRU Tracker repeater unit series du 00D408C avec 165 Marqueurs de test n°0342000 au 03420A5 (49.190 USD) remis en nantissement au CREDIT COOPERATIF sur le prêt à moyen terme de 762.245,00 euros du 29/07/02 ; ;

- qu’en particulier, les marques, brevets, dessins et modèles figurant à ses inventaires au 31 mars 2003 ont été régulièrement déposés, enregistrés et publiés à l’Institut National de la Propriété Industrielle, et que les taxes et redevances correspondantes ont été régulièrement acquittées jusqu’à ce jour ;

- que la présentation et l’évaluation des actifs et des passifs au bilan au 31 mars 2003 sont conformes aux règles juridiques, comptables et fiscales en vigueur et que ceux des postes de l’actif susceptibles de subir une dépréciation en raison d’événements intervenus ou en cours au 31 mars 2003 ont bien fait l’objet, lors de l’arrêté du bilan à cette date, de provisions suffisantes pour constater cette dépréciation ;

- que la Société a, pour la couverture des risques auxquels sont exposés ses biens et son exploitation, ainsi que des dommages matériels ou corporels pouvant être causés à des tiers, souscrit des polices d’assurance comme doit le faire un commerçant ou un industriel avisé et qu’elle en a régulièrement acquitté les primes ;

- que la Société n’est tenue par aucun engagement de caution, aval ou garantie pour l’exécution d’engagements contractés par des tiers (ou par ses actionnaires), ses dirigeants ou ses salariés ;

- qu’il n’existe aucun procès, instance ni procédure judiciaire ou administrative concernant la Société, son activité, ses titres, ses salariés ou ses biens, pour lesquels les montants en cause excéderaient quinze mille euros (15.000 €) et qu’en tout cas, ils ont fait l’objet de provisions suffisantes dans son bilan au 31 mars 2003 ;

- que la Société n’est associée dans aucune société civile, en participation ou en nom collectif, ni associée unique d’une entreprise unipersonnelle à responsabilité limitée, ni membre d’un groupement d’intérêt économique, et ne possède aucune participation représentant plus de dix pour cent (10%) du capital ou des droits de vote d’une autre société, à l’exception d’une participation de cinquante et un pour cent (51%) du capital et des droits de vote de la société LoJack International Benelux Sprl ;

- que la Société était, au 31 mars 2003, à jour de ses déclarations fiscales et sociales et avait payé à cette date ou suffisamment provisionné tous impôts, taxes et cotisations prescrits par la réglementation applicable et qu’elle n’avait à cette date reçu aucune notification de redressement ou de contrôle, notamment de la part de la direction générale des impôts ou des URSSAF, dont les conséquences n’auraient pas fait l’objet de provisions suffisantes à son bilan au 31 mars 2003 ;

- qu’elle s’est strictement conformée à la réglementation économique et de la concurrence, ainsi qu’aux dispositions législatives ou réglementaires relatives à l’hygiène et à la sécurité ou à la protection de l’environnement, et qu’aucun procès-verbal constatant une infraction de sa part n’a été dressé à son encontre ;

- qu’elle n’est pas en contravention avec la réglementation douanière ou des changes pour les transactions commerciales ou financières effectuées par elle jusqu’à ce jour et qu’aucun procès-verbal constatant une infraction de sa part n’a été dressé à son encontre ;

- que les agencements et installations des immeubles affectés à son exploitation sont conformes aux dispositions réglementaires applicables à son activité ;

- que tous les contrats de travail de ses salariés sont établis conformément aux dispositions de la loi et des conventions collectives applicables ;

- que, d’une manière générale, à l’exception du Contrat de Licence LoJack et des conventions conclues avec les forces de l’ordre, elle n’a pas conclu avec ses fournisseurs, clients ou autres tiers de conventions de nature à l’engager dans des conditions exorbitantes du droit commun, eu égard, notamment, à la durée ou au caractère exclusif de ces conventions ;

- qu’elle n’a pas reçu notification d’une infraction, même contestée, susceptible d’avoir pour conséquence de lui interdire l’exercice de tout ou partie de ses activités ou de restreindre cet exercice ou, encore, de déprécier ses actifs ;

- qu’elle n’a réalisé, depuis cette date, aucune opération sortant du cadre de la gestion courante et normale de son exploitation et n’a entrepris aucune décision susceptible d’entraîner un changement significatif défavorable dans sa situation financière ou commerciale ;

- et qu’il n’a été procédé, depuis cette date, à aucune répartition d’actifs aux actionnaires ou aux dirigeants, sous quelque forme que ce soit.

3.3 Aucune des déclarations faites ci-dessus n’omet de mentionner un fait important dont la révélation serait déterminante pour une bonne connaissance, par les Investisseurs, de l’étendue du patrimoine et des engagements de la Société, comme de l’importance de ses résultats.

ARTICLE 4 – DESCRIption des opérations

4.1 Modification des termes et conditions de remboursement des ORA 1 et des ORA 2

Les Signataires conviennent de modifier les termes et conditions des ORA afin de permettre aux porteurs d’ORA d’obtenir le remboursement anticipé de leurs obligations sous forme d’actions de la Société selon les termes et conditions suivants :

-	les ORA seront remboursées de manière anticipée le 28 juillet 2003;

-	la parité de remboursement des ORA 1 sera de 4,2 actions de la Société pour 1 ORA 1 présentée soit un total de 6.094 actions nouvelles de catégorie B et 7.971 actions nouvelles de catégorie C; et

-	la parité de remboursement des ORA 2 sera de 5,25 actions de la Société pour 1 ORA 2 présentée soit un total de 567 actions nouvelles de catégorie A et 498 actions nouvelles de catégorie C;

ci-après le « Remboursement des ORA ».

4.2 Modification des termes et conditions de conversion des OC de mars 2003

Les Signataires conviennent de modifier les termes et conditions des OC afin de permettre aux porteurs d’OC de les convertir selon les termes et conditions suivants :

-	les porteurs d’OC demanderont la conversion anticipée de leurs OC en actions nouvelles de la Société le 1er août 2003, et

-	la parité de conversion de OC sera de une action nouvelle pour 6,66 OC présentées soit un total de 20.000 actions nouvelles réparties en 8.270 actions nouvelles de catégorie A, 3.440 actions nouvelles de catégorie B et 8.290 actions nouvelles de catégorie C, ci-après la « Conversion des OC ».

4.3 Modalités de l’Augmentation de Capital

Les Signataires conviennent de réaliser une augmentation du capital (ci-après « l’Augmentation de capital ») d’un montant nominal de 225.000 € et d’un montant total, prime d’émission comprise, d’un million cinq cent mille euros (1.500.000 €) par émission de quinze mille (15.000) actions nouvelles au prix de cent euros (100 €) par action.

L’Augmentation de Capital sera décidée lors de l’AGE.

Les 15.000 actions nouvelles seront réparties comme suit :

-	3.650 actions de catégorie A ;
-	2.600 actions de catégorie B ;
-	8.750 actions catégorie C.

L’Augmentation de Capital sera réalisée avec suppression du droit préférentiel de souscription des actionnaires au profit des Signataires du présent Protocole de deuxième part et des membres du Groupe Investisseurs selon la répartition indiquée au paragraphe 5.3 ci-après.

4.4 Composition du Conseil de Surveillance

Les Signataires conviennent de modifier la composition du Conseil de Surveillance de la Société de réduire de huit (8) à six (6) le nombre de membres le composant et de modifier en conséquence l’article 22 des statuts de la Société.

Le Conseil de Surveillance sera, à compter de la tenue de l’AGE, composé de six membres dont deux seront désignés parmi les candidats proposés par Fondateurs. Le reste des dispositions concernant la composition et le fonctionnement du conseil de surveillance demeurant inchangées.

4.5 Traitement des rompus résultant des ORA et des OC

Compte tenu du fait (i) qu’à l’occasion de la conversion des OC et le remboursement en actions des ORA 01 et des ORA 02 prévus ci-dessus seront constates des rompus, (ii) que le mode de traitement choisis pour les rompus est celui de l’unité inférieure avec paiement par la Société aux titulaires d’obligations d’une soulte au titre du solde et que (iii) le montant des capitaux propres de la Société est négatif, les Parties reconnaissent qu’en application de l’article 174-5 du décret du 23 mars 1967, sur renvoi de l’article 225-163 du Code de commerce, le montant de la soulte due par la Société aux titulaires d’obligations conformément aux principes rappelés ci-dessus sera égal a zéro (0).

ARTICLE 5 – Engagements des signAtaires

5.1 Convocation des AG

Le Président du Directoire s’engage à convoquer l’AGE et les AG des titulaires d’OC (mars 2003) et d’ORA 01 et d’ORA 02.

5.2 Engagement de vote des Signataires

Le Président du Conseil de Surveillance, les membres du Conseil de surveillance ainsi que les membres du Directoire s’engagent, chacun en ce qui les concerne à présenter, recommander, voter et faire voter auprès des organes sociaux de la Société toute résolution permettant (i) le Remboursement des ORA, (ii) la Conversion des OC, (iii) la réalisation de l’Augmentation de Capital (iv) et la modification de la Composition du Conseil de Surveillance, cet engagement valant convention irrévocable de vote pendant toute la durée du Protocole.

Chaque Signataire s’engage par ailleurs, chacun en ce qui les concerne, à voter lors de l’AGE en faveur de toutes résolutions permettant (i) le Remboursement des ORA, (ii) la Conversion des OC, (iii) la réalisation de l’Augmentation de Capital, (iv) et la modification de la Composition du Conseil de Surveillance, cet engagement valant convention irrévocable de vote pendant toute la durée du Protocole.

5.3 Engagement de souscription des Signataires

Une fois les conditions suspensives visées à l’Article 6 ci-après satisfaites, les Signataires de deuxième part et les membres du Groupe Investisseurs s’engagent à souscrire le 28 juillet 2003 à l’Augmentation de Capital selon la répartition suivante :

•	3.650 actions de catégories « A » réservées aux actionnaires suivants :

- Xavier GERARD	2.150 actions
- Eric GERARD	150 actions
- Laurent GERARD	150 actions
- Jacques GERARD	150 actions
- Anne-Marie GERARD	150 actions
- Chantal LAHALLE	150 actions
- Laurent MARNIER	100 actions
- La société STOCKVAL	150 actions
- La société COLEBROOK	500 actions

•	2.600 actions de catégories « B » réservées à LoJack

•	8.750 actions de catégories « C » réservées aux actionnaires suivants :

-	3.750 actions pour le groupe Siparex

-	3.250 actions pour le groupe Viveris

-	1.750 actions pour le groupe Crédit Lyonnais

lesquels auront seuls le droit de souscrire à ces 15.000 actions.

Cet engagement de souscription porte sur le nombre d’actions figurant en face de chacun des noms dans la liste ci-dessus, sans solidarité entre les Signataires.

Les Signataires de deuxième part et les membres du Groupe Investisseurs prennent l’engagement de libérer cette souscription le 31 juillet 2003 au plus tard, par versement du montant figurant dans le tableau ci-dessus sur le compte bancaire de la Société ouvert à cet effet.

5.3 Renonciation aux dispositions des Articles 4 et 6 du Pacte d’Actionnaires

Les Parties renonceront, pour les besoins de l’opération objet du présent Protocole uniquement, de manière ferme et irrévocable à l’application des dispositions des Articles 4 et 6 (relatifs au full ratchet et au changement de contrôle) du Pacte d’Actionnaires de la Société en date du 26 novembre 2001 du fait de la réalisation de l’Investissement, du remboursement des ORA 01 et 02 et de la conversion des OC.

ARTICLE 6 – CONDITIONS SUSPENSIVES

L’entrée en vigueur de l’ensemble des droits et obligations prévus par le présent Protocole est soumise à la réalisation préalable des conditions suspensives suivantes, lesquelles devront être levées au plus tard d’ici le 31 juillet 2003 :

a)	tenue de l’AGE le 28 juillet 2003 au plus tard, et approbation du Remboursement des ORA, de la Conversion des OC, de l’Augmentation de Capital, de la modification de la Composition du Conseil de Surveillance ;

b)	approbation par l’assemblée générale des porteurs d’ORA du Remboursement des ORA le 28 juillet 2003, et remboursement effectif en actions de la totalité des ORA ;

c)	approbation par l’assemblée générale des porteurs d’OC de la Conversion des OC le 28 juillet 2003, et conversion effective en actions de la totalité des OC ;

d)	absence d’éléments, ou survenance d’un fait quelconque, de nature à avoir un effet défavorable grave sur les activités, la situation économique et financière, le patrimoine ou les perspectives de la Société entre la date de signature du Protocole et la tenue de l’AGE ;

e)	accord sur les termes du Protocole par le comité financiers de chaque Investisseurs par production d’une attestation au plus tard au jour de l’AGE ;

f)	annulation des éventuels contrats en cours de levée de fonds que la Société a pu signer sans frais à sa charge et sans droit de suite.

ARTICLE 7 – ENTREE EN VIGUEUR - DUREE

Le présent Protocole entre en vigueur ce jour, nonobstant le fait que certains de ses signataires membres du Groupe Fondateurs ne le parapheront et le signeront qu’ultérieurement, ce dont M. Hervé Ripault se porte fort, et restera en vigueur jusqu’au 31 juillet 2003 : il sera caduc de plein droit en cas de non réalisation de l’une quelconque des conditions d’ici cette date.

ARTICLE 8 – NOTIFICATIONS

Toute notification, requête, mise en demeure, autorisation ou autre communication en vertu du Protocole ne sera effective que si elle est faite par écrit et envoyée par acte extrajudiciaire, par lettre recommandée avec demande d’avis de réception, par télécopie ou par message électronique (les télécopies et les messages électroniques devront être confirmés le même jour par lettre recommandée avec demande d’avis de réception) aux adresses suivantes :

Pour la Société :

A son siège social mentionné en tête des présentes, à l’attention de l’un des Dirigeants.

Pour les Investisseurs :

Au siège social des sociétés et à l’attention de leur représentant, tels qu’ils sont mentionnés en tête des présentes.

Pour les Fondateurs :

A l’attention de M. Jean-Jacques Schmoll à l’adresse indiquée en tête des présentes

La date de notification est la date de réception de la lettre par le destinataire, l’avis de réception faisant foi.

ARTICLE 9 – FRAIS

La Société s’engage à supporter les frais encourus par elle au titre de la préparation et de la rédaction du Protocole et les frais relatifs à la mise en place de l’Investissement, y compris tous frais, honoraires et débours des conseils juridiques, comptables et autres conseils.

ARTICLE 10 – Droit applicable – election de domicile – juridiction compétente

Le Protocole est soumis pour son application et son exécution au droit français.

Pour l’exécution du présent Protocole, les Signataires élisent domicile à leur siège social respectif tel qu’énoncé en tête des présentes.

Tout litige concernant l’interprétation ou l’exécution du présent Protocole sera, à défaut d’accord amiable entre les Signataires, soumis au tribunal de commerce de Paris.

Fait à Issy les Moulineaux

En quatorze (14) exemplaires originaux,

le 28 juillet 2003.

Monsieur Jean-Jacques SCHMOLL	Monsieur Stéphane SCHMOLL

/s/ Jean-Jacques Schmoll	/s/ Stéphane Schmoll

Monsieur Luc CHAMBON	COLEBROOK Représentée par Louis Guerrier

/s/ Luc Chambon	/s/ Louis Guerrier

Monsieur Xavier GERARD	Monsieur Eric GERARD Représenté par Xavier Gérard

/s/ Xavier Gerard	/s/ Xavier Gerard

Monsieur Laurent GERARD Représenté par Xavier Gérard	Monsieur Jacques GERARD Représenté par Xavier Gérard

/s/ Xavier Gerard	/s/ Xavier Gerard

Madame Anne-Marie GERARD Représentée par Xavier Gérard	Madame Chantal LAHALLE Représentée par Xavier Gérard

/s/ Xavier Gerard	/s/ Xavier Gerard

Monsieur Laurent MARNIER Représenté par Xavier Gérard	Monsieur Edouard COURTIAL Représenté par Xavier Gérard

/s/ Xavier Gerard	/s/ Xavier Gerard

Madame Anne BATESON Représentée par Jean Jacques Schmoll	LIXCAM INC Représentée par Jean-Charles Charpentier

/s/ Jean-Jacques Schmoll	/s/ Jean-Charles Charpentier

Madame Florence KOSSOF	Monsieur Arthur de la GRANDIERE Représenté par Hervé Ripault

/s/ Florence Kossof	/s/ Herve Ripault

Monsieur Hervé RIPAULT	Monsieur Philippe EMBIRICOS Représenté par Jean-Charles Charpentier

/s/ Herve Ripault	/s/ Jean-Charles Charpentier

Monsieur Philippe de FONTENAY Représenté par Hervé Ripault	SCORPION NOMINEES LTD Représentée par Jean-Charles Charpentier

/s/ Herve Ripault	/s/ Jean-Charles Charpentier

Monsieur Pierre de CROISSET Représenté par Hervé Ripault	LOJACK Représentée par Paul Barrett

/s/ Herve Ripault	/s/ Paul Barrett

Mercure Epargne Longue Représentée par Nicolas Trebouta	Monsieur Hugues LAMOTTE Représentée par Jean-Charles Charpentier

/s/ Nicolas Trebouta	/s/ Jean-Charles Charpentier

STOCKVAL Représentée par Xavier Gérard	SIGEFI VENTURES GESTION Représentée par Michel Faure

/s/ Xavier Gerard	/s/ Michel Faure

EADS TELECOM SAS Représentée par Stéphane Schmoll	SIPAREX DEVELOPPEMENT Représentée par Michel Faure

/s/ Stéphane Schmoll	/s/ Michel Faure

SIPAREX CROISSANCE Représentée par Michel Faure	BNP PARIBAS DEVELOPPEMENT Représentée par Denis Bougnoux

/s/ Michel Faure	/s/ Denis Bougnoux

CREDIT LYONNAIS PRIVATE EQUITY Représentée par Laurent ESPIC	VIVERIS MANAGEMENT Représentée par Philippe Raynaud

/s/ Laurent Espic	/s/ Philippe Raynaud

TRAQUEUR Représentée par Stéphane Schmoll	TRACKER NETWORK UK Représentée par Stéphane Schmoll

/s/ Stéphane Schmoll	/s/ Stéphane Schmoll

ANNEXES

ANNEXE A : Texte des résolutions à l’Assemblée Générale Extraordinaire des actionnaires de la Société convoquée pour le 28 juillet 2003

ANNEXE B : Texte des résolutions à l’Assemblée Spéciale des porteurs d’OC de la Société convoquée pour le 28 juillet 2003

ANNEXE C : Texte des résolutions à l’Assemblée Spéciale des porteurs d’ORA 1 et d’ORA 2 de la Société convoquée pour le 28 juillet 2003